ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-2 Sub-Pool 1

 In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1996 Lee Servicing Company reports the following information pertaining to Series 1996-2 Sub-Pool 1
                   for August 26, 1996, the Remittance date.

                        Due period ended: August 1, 1996
     ---------------------------------------------------------------------------

 1 Total Actual Principal Collections            1,812,225.32
 2 Total Actual Interest Collections               936,829.33
 3 Additional Proceeds                                   0.00
                                                -------------
 4      Total Collections:                       2,749,054.65

 5 Pre-Funding Account Transfer                     30,222.50
 6 Interest Coverage Account Transfer               86,195.15
                                                -------------
 7      Aggregate Amount Received:               2,865,472.30

   Monthly Advances
 8 Delinquent Interest                             302,634.33
 9 Compensating Interest                             7,717.35
10 Amounts Held for Future Distributions                 0.00
                                                -------------
11      Available Remittance Amount:             3,175,823.98

12 Service Fees                                     59,637.08
13 Expense Account Deposit:                          3,503.43
                                                -------------
14      Adjusted Remittance Amount:              3,112,683.47

   Remaining Amount Available:

15      Adjusted Remittance Amount               3,112,683.47
16      Insured Payments                                 0.00
17      Insurance Account Deposit                   15,181.51
          @13 bp the Ending
            Principal balance
18      Class Remittance Amounts                 3,097,501.96
19      Non-Recoverable Advances not
          previously reimbursed                          0.00
                                                =============
20 Total Remaining Amount Available:                     0.00
                                                =============

   Amount of Reimbursements Pursuant to Sec. 5.04
21      Servicing Fee                                    0.00
22      Monthly Advances and Servicer Advances           0.00
23      Other Mortgage Payments                          0.00
24      Interest Earned on P&I Deposits                  0.00
25      Additional Servicing Compensation                0.00

                            1 of 4

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-2 Sub-Pool 1

 In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1996 Lee Servicing Company reports the following information pertaining to Series 1996-2 Sub-Pool 1
                   for August 26, 1996, the Remittance date.

                        Due period ended: August 1, 1996


                                                   Total           Class A-1        Class A-2       Class A-3
                                                   -----           ---------        ---------       ---------
26 Number of Loans                                       1976
27 Opening Principal Loan Balance              127,136,589.61    56,552,256.21    8,934,725.75    21,443,341.79
28 Pre-Funding Account Balance                  17,366,883.71     7,772,591.31    1,214,467.39     2,914,721.74
29 Additional Principal Reduction                2,524,005.14     1,345,379.34      149,193.14       358,063.53
30 Realized losses, LTD                                  0.00             0.00            0.00             0.00
31 Carryforward Amount                                   0.00             0.00            0.00             0.00
                                               ----------------------------------------------------------------
32 Total Class Principal                       141,979,468.18    62,979,468.18   10,000,000.00    24,000,000.00
33   Pool factor per Loan Balance                 88.9067061%      39.5470323%      6.2480600%      14.9953439%
34   Factor per Class Balance                     99.2863414%      44.0415861%      6.9930070%      16.7832168%
35 Excess Spread                                   430,645.38
36 Additional Principal due Class A               (430,645.38)
37 Interest remittance @ Class Yield               824,408.76       310,558.76       61,250.00       151,800.00
   Principal Additions:
38     Number of Loans                                    304
39     Transfers from Pre-Funding Account       17,336,661.21     7,759,065.16    1,212,353.93     2,909,649.43
   Principal Reductions:
40     Prepayments - Number                                20               20
41     Prepayments - Dollar                      1,696,590.57     1,696,590.57            0.00             0.00
42     Net Liquidation Proceeds                          0.00             0.00            0.00             0.00
43     Curtailments                                      0.00             0.00            0.00             0.00
44     Normal and Excess Payments                  115,634.75       115,634.75            0.00             0.00
45     Pre-Funding Account Transfer                 30,222.50        13,526.15        2,113.46         5,072.31
                                               ----------------------------------------------------------------
46 Total Principal Remittance                    1,842,447.82     1,825,751.47        2,113.46         5,072.31
47 Additional Principal Reduction                  430,645.38       430,645.38            0.00             0.00
                                               ----------------------------------------------------------------
48 Total Remittance                              3,097,501.96     2,566,955.61       63,363.46       156,872.31
                                               ================================================================
49 Current Month Realized Loss - Number                     0                0
50 Current Month Realized Loss - Dollar                  0.00             0.00
51 Number of Loans                                       2260
   Class Principal Balance - EOM
52 Closing Principal Loan Balance              142,661,025.50    62,499,096.05   10,147,079.68    24,352,991.22
53 Pre-Funding Account Balance                           0.00             0.00            0.00             0.00
54 Additional Principal Reduction, LTD           2,954,650.52     1,776,024.72      149,193.14       358,063.53
55 Realized Losses, LTD                                  0.00             0.00            0.00             0.00
                                               ----------------------------------------------------------------
56 Closing Class Principal Balance             139,706,374.98    60,723,071.32    9,997,886.54    23,994,927.69
57   Class Factor per Loan Balance                99.7629549%      43.7056616%      7.0958599%      17.0300638%
58   Class Factor per Class Balance               97.6967657%      42.4636862%      6.9915291%      16.7796697%



                                                  Class A-4        Class A-5       Class A-6        Class R
                                                  ---------        ---------       ---------        -------
26 Number of Loans
27 Opening Principal Loan Balance                8,041,253.17    22,336,814.37    9,828,198.32
28 Pre-Funding Account Balance                   1,093,020.66     3,036,168.48    1,335,914.13
29 Additional Principal Reduction                  134,273.83       372,982.85      164,112.45
30 Realized losses, LTD                                  0.00             0.00            0.00
31 Carryforward Amount                                   0.00             0.00            0.00
                                               -----------------------------------------------
32 Total Class Principal                         9,000,000.00    25,000,000.00   11,000,000.00
33   Pool factor per Loan Balance                  5.6232540%      15.6201499%      6.8728660%
34   Factor per Class Balance                      6.2937063%      17,4825175%      7.6923077%
35 Excess Spread                                                                                    430,645.38
36 Additional Principal due Class A                                                                (430,645.38)
37 Interest remittance @ Class Yield                58,050.00       166,666.67       76,083.33
   Principal Additions:
38     Number of Loans
39     Transfers from Pre-Funding Account        1,091,118.54     3,030,884.83    1,333,589.32
   Principal Reductions:
40     Prepayments - Number
41     Prepayments - Dollar                              0.00             0.00            0.00
42     Net Liquidation Proceeds                          0.00             0.00            0.00
43     Curtailments                                      0.00             0.00            0.00
44     Normal and Excess Payments                        0.00             0.00            0.00
45     Pre-Funding Account Transfer                  1,902.12         5,283.65        2,324.81
                                               ---------------------------------------------------------------
46 Total Principal Remittance                        1,902.12         5,283.65        2,324.81
47 Additional Principal Reduction                        0.00             0.00            0.00
                                               ---------------------------------------------------------------
48 Total Remittance                                 59,952.12       171,950.32       78,408.14           0.00
                                               ===============================================================
49 Current Month Realized Loss - Number
50 Current Month Realized Loss - Dollar
51 Number of Loans
   Class Principal Balance - EOM
52 Closing Principal Loan Balance                9,132,371.71    25,367,699.20   11,161,787.64
53 Pre-Funding Account Balance                           0.00             0.00            0.00
54 Additional Principal Reduction, LTD             134,273.83       372,982.85      164,112.45
55 Realized Losses, LTD                                  0.00             0.00            0.00
                                              ------------------------------------------------
56 Closing Class Principal Balance               8,998,097.89    24,994,716.35   10,997,675.19
57   Class Factor per Loan Balance                 6.3862739%      17.7396498%      7.8054459%
58   Class Factor per Class Balance                6.2923762%      17.4788226%      7.6906820%


                                                     2 of 4

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-2 Sub-Pool 1

 In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1996 Lee Servicing Company reports the following information pertaining to Series 1996-2 Sub-Pool 1
                   for August 26, 1996, the Remittance date.

                        Due period ended: August 1, 1996


                                                    Total          Class A-1       Class A-2        Class A-3
                                                    -----          ---------       ---------        ---------
59 Weighted Note Rate - THIS Remittance             11.15021%
60 Weighted Note Rate - NEXT Remittance             11.25834%
61 Related Remittance Period for Libor
     Rate                                           25-Jul-96        thru            25-Aug-96
62 Days in Related Period                               32
63 Pass-Through Rate - THIS remittance                                5.54750%          7.350%           7.590%
64 Weighted Average Remaining Term                     219.85
65 Original Pool - Principal Balance            91,623,068.53    41,006,128.57    6,407,207.59    15,377,298.21
66 Original Pool - Pre-Funding Account          53,510,393.37    23,948,707.52    3,741,985.55     8,980,765.32
67 Original Pool - Additonal Principal
     Reduction                                   2,133,461.89       954,836.09      149,193.14       358,063.53
                                               ----------------------------------------------------------------
68 Original Pool Total                         143,000,000.00    64,000,000.00   10,000,000.00    24,000,000.00
70 Original Pool - Number of Loans                  864


                                                 Class A-4       Class A-5        Class A-6
                                                 ---------       ---------        ---------
59 Weighted Note Rate - THIS Remittance
60 Weighted Note Rate - NEXT Remittance
61 Related Remittance Period for Libor
     Rate
62 Days in Related Period
63 Pass-Through Rate - THIS remittance               7.740%           8.000%          8.300%
64 Weighted Average Remaining Term
65 Original Pool - Principal Balance           5,766,486.83    16,018,018.97    7,047,928.35
66 Original Pool - Pre-Funding Account         3,367,787.00     9,354,963.88    4,116,184.10
67 Original Pool - Additonal Principal           134,273.83       372,982.85      164,112.45
     Reduction
                                               ---------------------------------------------
68 Original Pool Total                         9,000,000.00    25,000,000.00   11,000,000.00
70 Original Pool - Number of Loans


- ----------------------------------------------------------------------------------------------

   Class A Over-Collateralization
   Reconciliation
   ------------------------------
                                                Beg.of Month     Current Month    End of Month
                                               -----------------------------------------------
71 Additional Principal Reduction,  LTD          2,524,005.14       430,645.38    2,954,650.52
72 Less: Realized Losses, LTD                            0.00             0.00            0.00
                                               -----------------------------------------------
73 Over-collateralization of Principal           2,524,005.14       430,645.38    2,954,650.52
                                               ===============================================

74 Base Over-Collateralization Required                                           7,430,833.00
75 Required Over-Collateralication Amount                                         7,430,833.00

   Current Month Subordinated Amount            Beg.of Month     Current Month    End of Month
   ---------------------------------           -----------------------------------------------
76 Original Subordinated Amount                 14,745,560.00       N/A          14,745,560.00
77 Less:  Cummulative Realized Losses                    0.00             0.00            0.00
78 Plus:  Cummulative Additional Proceeds                0.00             0.00            0.00
                                               ===============================================
79 Current Subordinated Amount                  14,745,560.00                    14,745,560.00
                                               ===============================================
   Nonrecoverable Advance Reconciliation
   -------------------------------------
80 Beginning of Month                                                     0.00
81 Current Month Unpaid Nonrecoverable Advance                            0.00
82 Less: Current Month Reimbursment                                       0.00
                                                              -----------------
83 End of Month                                                           0.00

                                     3 of 4

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-2 Sub-Pool 1

 In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1996 Lee Servicing Company reports the following information pertaining to Series 1996-2 Sub-Pool 1
                   for August 26, 1996, the Remittance date.

                        Due period ended: August 1, 1996

                                                                   Class            Class           Class
                                                                     A1              A2               A3
                                           --------------------------------------------------------------------
84 Total Class Principal - Original Pool      $143,000,000.00   $64,000,000.00  $10,000,000.00   $24,000,000.00
85 Interest Remittance Amount                      824,408.76       310,558.76       61,250.00       151,800.00
86 Interest Rate Factor / 1000                       5.765096         4.852481        6.125000         6.325000

87 Total Principal Collections                   1,812,225.32     1,812,225.32            0.00             0.00
88 Prefunding Account Transfer                      30,222.50        13,526.15        2,113.46         5,072.31
89 Additional Principal Reduction                  430,645.38       430,645.38            0.00             0.00
                                           --------------------------------------------------------------------
90 Principal Remittance Amount                   2,273,093.20     2,256,396.86        2,113.46         5,072.31
91 Principal Payment Factor/1000                    15.895757        35.256201        0.211346         0.211346
92 Current Month Ending Principal Factor           976.967657       948.797989      999.788654       999.788654

93 Prior Month Ending Principal Factor             992.863414       984.054190    1,000.000000     1,000.000000


                                              Class           Class            Class
                                               A4               A5              A6
                                           -----------------------------------------------

84 Total Class Principal - Original Pool   $9,000,000.00   $25,000,000.00  $11,000,000.00
85 Interest Remittance Amount                  58,050.00       166,666.67       76,083.33
86 Interest Rate Factor / 1000                  6.450000         6.666667        6.916666

87 Total Principal Collections                      0.00             0.00            0.00
88 Prefunding Account Transfer                  1,902.12         5,283.65        2,324.81
89 Additional Principal Reduction                   0.00             0.00            0.00
                                           -----------------------------------------------
90 Principal Remittance Amount                  1,902.12         5,283.65        2,324.81
91 Principal Payment Factor/1000                0.211346         0.211346        0.211346
92 Current Month Ending Principal Factor      999.788654       999.788654      999.788654

93 Prior Month Ending Principal Factor      1,000.000000     1,000.000000    1,000.000000


                                     4 of 4

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-2 SUB POOL 2

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 01, 1996 and the Insurance Agreement dated as of June 19, 1996,
      Lee Servicing Company reports the following information pertaining to series 1996-2 Sub Pool 2 for August 26, 1996, the Remittance date.

                          Period Ended: August 1, 1996


 1 Total Actual Principal Collections                          692,315.09
 2 Total Actual Interest Collections                           441,394.70
 3 Additional Proceeds                                               0.00
                                                        ------------------
 4           Total Collections:                              1,133,709.79

 5 Pre-Funding Account Transfer                                    310.18
 6 Interest Coverage Account Transfer                           47,037.74
                                                        ------------------
             Additional Transfers:                              47,347.92

                                                        ------------------
 7 Aggregate Amount Received:                                1,181,057.71

   Monthly Advance
 8      Delinquent Interest                                    168,816.70
 9      Compensating Interest                                    3,288.19
10      Amounts Held for Future Distributions                        0.00
11      Supplemental Interest                                        0.00
                                                        ------------------
12 Available Remittance Amount:                              1,353,162.60

13 Less:     Service Fees                                       52,503.60
14                Expense Account Deposit                        2,021.47

15 Deposits/Withdrawals for Cross Collaterlization                   0.00
                                                        ------------------

16 Adjusted Remittance Amount:                               1,298,637.53

   Remaining Amount Available:

17           Adjusted Remittance Amount                      1,298,637.53
18           Insured Payments                                        0.00
19           Insurance Account Deposit @ 13bp                    8,759.71
                the ending Class A  P-balance
20           Class Remittance Amounts                        1,289,877.82
21           Non-Recoverable Advances not
                previously reimbursed                                0.00
                                                        ==================
22 Total Remaining Amount Available:                               (0.00)
                                                        ==================

   Amount of Reimbursements Pursuant to Sec. 5.04

23      Servicing Fee                                                0.00
24      Monthly Advances and Servicer Advances                       0.00
25      Other Mortgage Payments                                      0.00
26      Interest Earned on P&I Deposits                              0.00
27      Additional Servicing Compensation                            0.00

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-2 SUB POOL 2

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 01, 1996 and the Insurance Agreement dated as of June 19, 1996,
      Lee Servicing Company reports the following information pertaining to series 1996-2 Sub Pool 2 for August 26, 1996, the Remittance date.

                          Period Ended: August 1, 1996


                                                              Total          Class 2-A                           Class R
                                                        -----------------  ---------------                     --------------
28 Number of Loans                                                    603
29 Opening Loan balance                                     73,331,104.28    73,331,104.28
30 Pre-Funding Account Balance                              11,159,983.63    11,159,983.63
31 Additional principal reduction, LTD                       2,939,583.63     2,939,583.63
32 Realized losses, LTD                                              0.00             0.00
33 Carryforward amount                                               0.00             0.00
                                                        ----------------------------------
34 Total Class Principal Balance                            81,551,504.28    81,551,504.28
35      Pool factor per loan balance                          89.4281760%      89.4281760%
36      Factor per class balance                             100.0000000%     100.0000000%
37 Class R Remittance                                          179,165.17                                          179,165.17
38 Additional Principal due Class A                          (179,165.17)                                         (179,165.17)
39 Deposits/Withdrawals for Cross Collaterlization                   0.00                                                0.00
40 Interest remittance                                         418,087.38       418,087.38
   Principal additions:
41           Number of loans                                           90
42           Transfers from Pre-Funding Account             11,159,673.45    11,159,673.45
   Principal reductions:
43           Prepayments - number                                       6                6
44           Prepayments - dollar                              649,035.73       649,035.73
45           Net Liquidation Proceeds                                0.00             0.00
46           Curtailments                                            0.00             0.00
47           Normal and excess payments                         43,279.36        43,279.36
48           Pre-Funding Account Transfer                          310.18           310.18
                                                        ---------------------------------------------------------------------
49 Total principal Remittance                                  692,625.27       692,625.27
50 Additional principal reduction                              179,165.17       179,165.17
                                                        ---------------------------------------------------------------------
51 Total remittance                                          1,289,877.82     1,289,877.82                               0.00
                                                        =====================================================================
52 Carryforward Amount                                               0.00
53 Current Month Realized Loss - number                                 0
54 Current Month Realized Loss - dollar                              0.00
55                       Number of Loans              #               687
   Class principal balance - end of month
56 Loan balance                                             83,798,462.64    83,798,462.64
57 Pre-Funding Account Balance                                       0.00             0.00
58 Additional principal reduction,  LTD                      3,118,748.80     3,118,748.80
59 Realized losses, LTD                                              0.00             0.00
60 Carryforward amount                                               0.00             0.00
                                                        -----------------------------------
61 Total Class A principal                                  80,679,713.84    80,679,713.84
62 Class factor per loan balance                             102.1932471%     102.1932471%
63 Class factor per class balance                             98.3898949%      98.3898949%

                                  Page 2 of 4

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-2 SUB POOL 2

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 01, 1996 and the Insurance Agreement dated as of June 19, 1996,
      Lee Servicing Company reports the following information pertaining to series 1996-2 Sub Pool 2 for August 26, 1996, the Remittance date.

                          Period Ended: August 1, 1996


                                                              Total           Class A1
                                                       ------------------   --------------
64             Weighted Note Rate:                          9.48324%

65 Pass-Through Rate:                                       5.76750%          5.76750%

66 Related Remittance Period                                25-Jul-96           thru           25-Aug-96

67 Days in Related Period:                                     32

68 Weighted Average Remaining Term                           356.87

69 Original Pool - Principal Balance                        53,157,223.06    53,157,223.06
70 Original Pool - Pre-Funding Account                      31,641,122.34    31,641,122.34
71 Original Pool - Additional Principal Reduction            2,798,345.40     2,798,345.40
                                                        -----------------------------------
72 Original Pool Total                                      82,000,000.00    82,000,000.00
73 Original Pool - Number of Loans                             441

   ----------------------------------------------------------------------------------------------------------

   Class A OverCollateralization Reconciliation
                                                          Beginning of     Current Month     End of Month
                                                              Month
                                                        -----------------------------------------------------
74 Additional Principal Reduction,  LTD                      2,939,583.63       179,165.17      3,118,748.80
75 Less:  Realized Losses, LTD                                       0.00             0.00              0.00
76 Deposits/Withdrawals from Cross Collaterlization                  0.00             0.00              0.00
                                                        -----------------------------------------------------
77 Overcollateralization of Principal                        2,939,583.63       179,165.17      3,118,748.80
                                                        =====================================================

78 Base Overcollateralization Requirement                                                       4,027,921.00


   Current Month Subordinated Amount                      Beginning of     Current Month     End of Month
                                                              Month
                                                        -----------------------------------------------------

79 Original Subordinated Amount                              9,327,818.00       N/A             9,327,818.00
80 Less:  Cumulative Realized Losses                                 0.00             0.00              0.00
81 Plus:  Cumulative Additional Proceeds                             0.00             0.00              0.00
                                                        -----------------------------------------------------
82 Current Subordinated Amount                               9,327,818.00                       9,327,818.00
                                                        =====================================================

   Nonrecoverable Advance Reconciliation

83 Beginning of Month                                                0.00
84 Current Month Unpaid Nonrecoverable Advance                       0.00
85 Less: Current Month Reimbursment                                  0.00
                                                        ------------------
86 End of Month                                                      0.00
                                                        ==================

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-2 SUB POOL 2

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 01, 1996 and the Insurance Agreement dated as of June 19, 1996,
      Lee Servicing Company reports the following information pertaining to series 1996-2 Sub Pool 2 for August 26, 1996, the Remittance date.

                          Period Ended: August 1, 1996


                                                                                Class
                                                                                 A1
                                                        -----------------------------------
87 Total Class Principal - Original Pool                   $82,000,000.00   $82,000,000.00
88 Interest Remittance Amount                                  418,087.38       418,087.38
89 Interest Rate Factor / 1000                                   5.098627         5.098627

90 Total Principal Collections                                 692,315.09       692,315.09
91 Prefunding Account Transfer                                     310.18           310.18
92 Additional Principal Reduction                              179,165.17       179,165.17
                                                        -----------------------------------
93 Principal Remittance Amount                                 871,790.44       871,790.44
94 Principal Payment Factor/1000                                10.631591        10.631591
95 Principal Factor                                            989.368409       989.368409


96 Prior Month Principal Factor                                994.530540       994.530540

                                  Page 4 of 4